DELAWARE VIP TRUST
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Diversified Income Series
Delaware VIP High Yield Series

Supplement to the Current Prospectus dated May 1, 2006

The following paragraphs are added as the last paragraphs to the section entitled "Investment Manager":

Delaware Investment Advisers ("DIA") has announced that it has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of Delaware Management Company ("DMC"), the investment manager to the Series listed above. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

Please keep this Supplement for future reference.

This Supplement is dated March 12, 2007.